================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2005

                    Hercules Technology Growth Capital, Inc.
                    ----------------------------------------



      --------------------      --------------------    --------------------
            Maryland                 000-51174               74-3113410


      -----------------------------------------------   --------------------
      525 University Avenue, Suite 700, Palo Alto, CA          94301

         Registrant's telephone number, including area code 650/289-3060


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01 OTHER EVENTS

On June 28, 2005, Hercules Technology Growth Capital, Inc. announced Inxight Software, Inc. Secured a $5 Million Credit Facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release dated June 28, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

June 28, 2005
                                        /s/ SCOTT HARVEY
                                        ----------------------------------------
                                        Scott Harvey
                                        Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBITS
-----------     ----------------------------------------------------------------
   99.1         Press Release dated June 28, 2005.